EXHIBIT 99.1



                               Certification of
                             Central Coast Bancorp
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
  regarding Quarterly Report on Form 10-Q for the quarter ended June 30, 2002


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Central Coast Bancorp, a California corporation (the "Company"), does hereby certify that:

1.    The Company's Quarterly Report on Form 10-Q for the quarter ended June
           30, 2002 (the "Form 10-Q") fully complies with the requirements of
           Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:     August 2, 2002           /s/ NICK VENTIMIGLIA__
                                    ------------------------
                                    Nick Ventimiglia
                                    Chief Executive Officer



Dated:     August 2, 2002           /s/ ROBERT M. STANBERRY_
                                    ------------------------
                                    Robert M. Stanberry
                                    Senior Vice President and
                                    Chief Financial Officer